Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF - October

FT Cboe Vest U.S. Equity Deep Buffer ETF - October

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated October 18, 2021

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On October 15, 2021, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of October 18, 2021. The new Target Outcome Period will end on October 21, 2022. The cap for each Fund for the Target Outcome Period beginning on October 18, 2021 is set forth below.

FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)	11.70% (before fees, expenses and taxes) 10.84% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)	7.22% (before fees, expenses and taxes) 6.36% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference